UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2017

Date of reporting period :	January 1, 2017 — December 31, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Variable Trust

Annual report
12 | 31 | 17

Putnam VT
George Putnam Balanced Fund

Message from the Trustees

February 8, 2018

Dear Shareholder:

We enter 2018 on the heels of an impressive year for global stock markets. While bond market performance was a bit uneven in 2017, stocks in most regions worldwide delivered solid advances and encountered very little volatility. As seasoned investors, we realize that benign markets like this rarely last long, and we are monitoring risks accordingly.

Although no one can predict the direction of the markets in the months ahead, Putnam’s experienced investment professionals actively seek to position their fund portfolios for all types of conditions. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors through changing markets.

In all environments, we believe investors should remain focused on time-tested strategies: maintain a well-diversified portfolio, think about long-term goals, and speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

Thank you for investing with Putnam.

Performance summary (as of 12/31/17)

Investment objective

Balanced investment comprising a well-diversified portfolio of stocks and bonds that produce both capital growth and current income

Net asset value December 31, 2017

Class IA: $11.82	Class IB: $11.78

Total return at net asset value
					George
					Putnam
			S&P 500	Bloomberg	Blended
			Index	Barclays	Index
			(primary	U.S.	(secondary
(as of	Class IA	Class IB	bench-	Aggregate	bench-
12/31/17)	shares*	shares*	mark)	Bond Index	mark)
1 year	15.29%	15.08%	21.83%	3.54%	14.25%
5 years	62.66	60.63	108.14	10.95	63.51
Annualized	10.22	9.94	15.79	2.10	10.33
10 years	57.25	53.32	126.03	48.11	102.14
Annualized	4.63	4.37	8.50	4.01	7.29
Life	147.49	136.75	248.71	159.17	242.21
Annualized	4.72	4.48	6.56	4.96	6.46

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: April 30, 1998.

The George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is based on the S&P 500 Index and 40% of which is based on the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities. The S&P 500 Index is an unmanaged index of common stock performance.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Putnam VT George Putnam Balanced Fund 1

Report from your fund’s managers

How would you characterize the fund’s investment environment during the 12-month reporting period ended December 31, 2017?

It proved to be a solid year for markets. The Dow Jones Industrial Average surpassed the 20,000 level in February, and the U.S. bull market observed its eighth anniversary in March. Through the end of the period in December, the market experienced relatively low volatility and multiple new record highs for major indexes. During the period, investors did not react noticeably to geopolitical concerns on the Korean peninsula, or to the extreme hurricane season in the Caribbean. Lack of legislative progress also failed to deter investors. In late December, the U.S. Congress passed a major tax reform bill after what proved to be a contentious year in Washington.

Gross domestic product [GDP] improved throughout the year to an annualized rate of 3.2% during the third quarter. With the economy maintaining a solid footing, as mostly expected, the Federal Reserve increased its target for short-term interest rates three times during the 12-month period. Earlier in the year, the Fed also announced that in October it would begin unwinding its balance sheet of over $4 trillion in bonds, amassed since the 2008 financial crisis.

How did Putnam VT George Putnam Balanced Fund perform in this environment?

For the 12-month reporting period ended December 31, 2017, the fund’s class IA shares returned 15.29%, outperforming the fund’s custom secondary benchmark, but underperforming the all-stock S&P 500 Index, which posted a gain of 21.83%.

How did the fund’s corporate bond allocation perform during the year?

During the period, corporate bonds and mortgage credit sectors outperformed Treasuries as short-term rates increased and longer-term bond prices stabilized. The fund’s diversified bond holdings performed in line with each sector, contributing to the fund’s positive return.

What were some equity holdings that helped fund performance?

Top contributors to performance included below-benchmark positions in General Electric and Exxon Mobil, two large companies that faced headwinds during the period. An overweight position in NRG Energy was another top contributor.

What were some holdings that detracted from performance?

Detractors to performance included our decision to avoid the stock of Boeing, which performed well over the period, and overweight positions in Anadarko Petroleum and Kraft Heinz, which underperformed.

What is your outlook for the coming year?

After such a strong run for global markets, we believe stocks today are a bit more expensive in absolute terms and relative to historical valuation levels. However, relative to other asset classes, such as bonds, stocks still appear to be an attractive choice for investors, in our view. Also, as we begin 2018, we are seeing synchronized economic growth across most regions worldwide along with healthy corporate earnings growth — all of which we expect to contribute to further upside potential for stocks. Of course, we are mindful of risks for financial markets, particularly after the historically low levels of volatility we saw throughout 2017.

We believe the new tax laws may provide tailwinds for markets, and infrastructure spending may take center stage. At the same time, there has been little movement on trade policy, and geopolitical issues remain unresolved. Overall, barring unexpected events, we believe that market conditions may remain positive. In bonds, we have a positive outlook for investment-grade credit, despite the fact that valuations, in our view, are not as attractive as they were a year ago. We plan to continue emphasizing bonds issued by banks and other types of financial services companies. We also expect the mortgage credit sector to remain attractive.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These factors may also lead to increased volatility and reduced liquidity in the bond markets. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Your fund’s managers

Portfolio Manager Aaron M. Cooper, CFA, is Chief Investment Officer, Equities, at Putnam. He joined Putnam in 2011 and has been in the investment industry since 2000.

Portfolio Manager Paul D. Scanlon, CFA, is a Co-Head of Fixed Income at Putnam. He joined Putnam in 1999 and has been in the investment industry since 1986.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2 Putnam VT George Putnam Balanced Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 7/1/17 to 12/31/17. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios
	Class IA	Class IB
Total annual operating expenses for the fiscal
year ended 12/31/16	0.74%	0.99%
Annualized expense ratio for the six-month
period ended 12/31/17*	0.71%	0.96%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000
Expenses and value for a
	Expenses and value for a		$1,000 investment, assuming
	$1,000 investment, assuming		a hypothetical 5% annualized
	actual returns for the		return for the 6 months
	6 months ended 12/31/17		ended 12/31/17
	Class IA	Class IB	Class IA	Class IB
Expenses paid
per $1,000*†	$3.71	$5.01	$3.62	$4.89
Ending value
(after
expenses)	$1,071.60	$1,070.90	$1,021.63	$1,020.37

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/17. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Putnam VT George Putnam Balanced Fund 3

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust
and Shareholders of Putnam VT George Putnam Balanced Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio, of Putnam VT George Putnam Balanced Fund (one of the funds constituting Putnam Variable Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 8, 2018

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not determined the specific year we began serving as auditor.

4 Putnam VT George Putnam Balanced Fund

The fund’s portfolio 12/31/17

COMMON STOCKS (61.1%)*	Shares	Value

Basic materials (2.8%)
Albemarle Corp.	1,910	$244,270
Alcoa Corp. †	7,160	385,709
Axalta Coating Systems, Ltd. †	2,730	88,343
Braskem SA ADR (Brazil)	2,058	54,043
Calyxt, Inc. † S	1,854	40,844
CF Industries Holdings, Inc.	8,708	370,438
DowDuPont, Inc.	14,035	999,573
Fortune Brands Home & Security, Inc.	6,649	455,058
Iluka Resources, Ltd. (Australia)	31,694	251,236
Sherwin-Williams Co. (The)	1,722	706,089
Tronox, Ltd. Class A	2,319	47,563
W.R. Grace & Co.	6,063	425,198
		4,068,364
Capital goods (5.1%)
Boeing Co. (The)	3,342	985,589
Caterpillar, Inc.	5,484	864,169
Dover Corp.	5,328	538,075
Fortive Corp.	7,448	538,863
Honeywell International, Inc.	5,416	830,598
KION Group AG (Germany)	4,783	412,661
Komatsu, Ltd. (Japan)	11,100	402,080
L3 Technologies, Inc.	2,238	442,788
Northrop Grumman Corp.	2,043	627,017
Raytheon Co.	4,019	754,969
Roper Technologies, Inc.	2,180	564,620
Waste Connections, Inc. (Canada)	4,827	342,427
		7,303,856
Communication services (2.3%)
American Tower Corp. R	4,788	683,104
AT&T, Inc.	20,017	778,261
Charter Communications, Inc. Class A †	2,060	692,078
Comcast Corp. Class A	15,750	630,788
DISH Network Corp. Class A †	3,594	171,614
Verizon Communications, Inc.	5,260	278,412
		3,234,257
Computers (2.5%)
Apple, Inc.	17,509	2,963,048
RealPage, Inc. †	15,362	680,537
		3,643,585
Conglomerates (0.6%)
Danaher Corp.	9,067	841,599
		841,599
Consumer cyclicals (6.8%)
Amazon.com, Inc. †	1,796	2,100,368
Expedia, Inc.	3,216	385,180
Hanesbrands, Inc.	12,087	252,739
Hilton Worldwide Holdings, Inc.	6,496	518,771
Home Depot, Inc. (The)	8,427	1,597,169
Kimberly-Clark Corp.	3,229	389,611
L Brands, Inc.	3,455	208,060
Live Nation Entertainment, Inc. † S	7,024	299,012
Mastercard, Inc. Class A	3,483	527,187
NIKE, Inc. Class B	5,123	320,444
O’Reilly Automotive, Inc. †	1,386	333,388
PayPal Holdings, Inc. †	4,210	309,940
Priceline Group, Inc. (The) †	407	707,260
TJX Cos., Inc. (The) S	6,366	486,744

COMMON STOCKS (61.1%)* cont.	Shares	Value
Consumer cyclicals cont.
Total System Services, Inc.	2,037	$161,106
Wal-Mart Stores, Inc.	4,460	440,425
Walt Disney Co. (The)	1,826	196,313
Wynn Resorts, Ltd.	2,745	462,780
		9,696,497
Consumer staples (5.7%)
Chipotle Mexican Grill, Inc. †	1,183	341,922
Church & Dwight Co., Inc.	7,665	384,553
Constellation Brands, Inc. Class A	2,024	462,626
Costco Wholesale Corp.	3,147	585,720
CVS Health Corp.	5,551	402,448
Delivery Hero Holding GmbH (Germany) †	1,800	71,197
Kraft Heinz Co. (The)	11,953	929,465
Kroger Co. (The)	21,022	577,054
McCormick & Co., Inc. (non-voting shares)	6,631	675,765
Molson Coors Brewing Co. Class B	6,306	517,533
Mondelez International, Inc. Class A	9,074	388,367
PepsiCo, Inc.	8,783	1,053,257
Philip Morris International, Inc.	6,220	657,143
Pinnacle Foods, Inc.	7,842	466,364
Restaurant Brands International, Inc. (Canada)	4,418	271,619
Yum China Holdings, Inc. (China)	8,713	348,694
		8,133,727
Electronics (3.2%)
Agilent Technologies, Inc.	4,163	278,796
Broadcom, Ltd.	4,127	1,060,226
NXP Semiconductor NV †	8,368	979,809
Orbotech, Ltd. (Israel) †	5,003	251,351
Qorvo, Inc. †	11,269	750,515
Rockwell Automation, Inc.	2,236	439,039
Texas Instruments, Inc.	8,024	838,027
		4,597,763
Energy (3.3%)
Anadarko Petroleum Corp.	4,878	261,656
Cenovus Energy, Inc. (Canada)	27,185	248,277
ConocoPhillips	10,307	565,751
EnCana Corp. (Canada)	10,365	138,282
EOG Resources, Inc.	2,893	312,184
EQT Corp.	2,600	147,992
Exxon Mobil Corp.	11,566	967,380
Marathon Oil Corp.	7,739	131,021
Noble Energy, Inc.	6,724	195,937
Pioneer Natural Resources Co.	2,664	460,472
Select Energy Services, Inc. Class A †	7,111	129,705
Seven Generations Energy, Ltd. Class A (Canada) †	12,823	181,379
Suncor Energy, Inc. (Canada)	10,426	382,784
Total SA (France)	8,922	492,274
Williams Cos., Inc. (The)	2,141	65,279
		4,680,373
Financials (9.8%)
American International Group, Inc.	11,778	701,733
Assured Guaranty, Ltd.	15,497	524,883
Bank of America Corp.	71,433	2,108,702
BlackRock, Inc.	1,437	738,201
Chubb, Ltd.	6,471	945,607
Citigroup, Inc.	21,728	1,616,780
E*Trade Financial Corp. †	17,876	886,113
Gaming and Leisure Properties, Inc. R	8,554	316,498
Goldman Sachs Group, Inc. (The)	3,609	919,429

Putnam VT George Putnam Balanced Fund 5

COMMON STOCKS (61.1%)* cont.	Shares	Value

Financials cont.
Intercontinental Exchange, Inc.	6,209	$438,107
Invesco, Ltd.	12,579	459,637
Investment Technology Group, Inc.	17,038	327,982
JPMorgan Chase & Co.	9,599	1,026,517
KKR & Co. LP	28,844	607,455
Oportun Financial Corp. (acquired 6/23/15,
cost $42,371) (Private) † ∆∆ F	14,867	35,894
Prudential PLC (United Kingdom)	31,021	797,555
SunTrust Banks, Inc.	9,706	626,911
Visa, Inc. Class A	8,731	995,509
		14,073,513
Health care (7.5%)
AbbVie, Inc.	4,445	429,876
Amgen, Inc.	5,391	937,495
Baxter International, Inc.	5,442	351,771
Becton Dickinson and Co.	4,193	897,554
Biogen, Inc. †	2,096	667,723
Boston Scientific Corp. †	22,865	566,823
Bristol-Myers Squibb Co.	3,947	241,872
Dentsply Sirona, Inc.	9,149	602,279
Express Scripts Holding Co. †	1,201	89,643
Gilead Sciences, Inc.	9,090	651,208
Intuitive Surgical, Inc. †	941	343,409
Jazz Pharmaceuticals PLC †	5,176	696,948
Johnson & Johnson	7,349	1,026,802
McKesson Corp.	707	110,257
Merck & Co., Inc.	5,996	337,395
Mylan NV †	1,042	44,087
Pfizer, Inc.	10,177	368,611
UnitedHealth Group, Inc.	7,344	1,619,058
Vertex Pharmaceuticals, Inc. †	4,800	719,328
		10,702,139
Semiconductor (0.4%)
Applied Materials, Inc.	11,692	597,695
		597,695
Software (3.7%)
Activision Blizzard, Inc.	6,600	417,912
Adobe Systems, Inc. †	3,168	555,160
Everbridge, Inc. †	7,367	218,947
Instructure, Inc. †	5,139	170,101
Micro Focus International PLC ADR
(United Kingdom) †	10,679	358,708
Microsoft Corp.	32,832	2,808,449
Oracle Corp.	8,117	383,772
Tencent Holdings, Ltd. (China)	8,736	451,607
		5,364,656
Technology services (4.9%)
Alibaba Group Holding, Ltd. ADR (China) † S	2,905	500,909
Alphabet, Inc. Class A †	2,468	2,599,791
DXC Technology Co.	6,342	601,856
Facebook, Inc. Class A †	9,521	1,680,076
Fidelity National Information Services, Inc.	3,297	310,215
GoDaddy, Inc. Class A †	4,199	211,126
NCSOFT Corp. (South Korea)	1,769	739,014
salesforce.com, Inc. †	2,523	257,926
Sogou, Inc. ADR (China) † S	8,603	99,537
		7,000,450
Transportation (0.4%)
Norfolk Southern Corp.	4,352	630,605
		630,605

COMMON STOCKS (61.1%)* cont.	Shares	Value

Utilities and power (2.1%)
Ameren Corp.	4,043	$238,497
American Electric Power Co., Inc.	6,003	441,641
American Water Works Co., Inc.	1,767	161,663
Dominion Energy, Inc.	3,123	253,150
Edison International	1,642	103,840
Eni SpA (Italy)	13,652	225,761
Exelon Corp.	9,300	366,513
Kinder Morgan, Inc.	18,694	337,801
NextEra Energy, Inc.	2,720	424,837
NRG Energy, Inc.	5,620	160,058
PG&E Corp.	1,759	78,856
Southern Co. (The)	5,349	257,233
		3,049,850

Total common stocks (cost $73,525,466)		$87,618,929

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (16.6%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (1.2%)
Government National Mortgage Association
Pass-Through Certificates
3.50%, with due dates from 11/20/47
to 11/20/47	$698,716	$725,412
3.00%, TBA, 1/1/48	1,000,000	1,009,219
		1,734,631
U.S. Government Agency Mortgage Obligations (15.4%)
Federal National Mortgage Association
Pass-Through Certificates
5.50%, with due dates from 7/1/33 to 11/1/38	198,541	219,495
5.00%, 8/1/33	79,021	85,438
4.50%, TBA, 2/1/48	4,000,000	4,250,625
4.50%, TBA, 1/1/48	4,000,000	4,255,625
4.00%, 8/1/47	979,649	1,025,379
4.00%, TBA, 2/1/48	1,000,000	1,044,531
4.00%, TBA, 1/1/48	1,000,000	1,045,938
3.50%, TBA, 2/1/48	4,000,000	4,101,875
3.50%, TBA, 1/1/48	4,000,000	4,108,438
3.00%, 6/1/46	897,330	900,485
3.00%, TBA, 1/1/48	1,000,000	1,000,234
		22,038,063
Total U.S. government and agency mortgage
obligations (cost $23,785,198)		$23,772,694

U.S. TREASURY OBLIGATIONS (11.0%)*	Principal amount	Value
U.S. Treasury Bonds
3.00%, 2/15/47	$430,000	$452,172
2.75%, 8/15/42	1,340,000	1,349,527
U.S. Treasury Notes
2.125%, 12/31/22	1,150,000	1,145,193
2.00%, 2/15/22	1,790,000	1,781,470
2.00%, 11/30/20	2,920,000	2,922,738
1.875%, 11/30/21	1,780,000	1,765,538
1.125%, 3/31/20	2,710,000	2,663,422
1.125%, 12/31/19	950,000	935,824
1.00%, 8/31/19	1,500,000	1,478,730
0.875%, 6/15/19	1,330,000	1,311,375
Total U.S. treasury obligations (cost $16,002,990)		$15,805,989

6 Putnam VT George Putnam Balanced Fund

CORPORATE BONDS
AND NOTES (15.1%)*	Principal amount	Value

Basic materials (1.0%)
Celanese US Holdings, LLC company
guaranty sr. unsec. unsub. notes 4.625%,
11/15/22 (Germany)	$71,000	$75,127
CF Industries, Inc. 144A company
guaranty sr. notes 4.50%, 12/1/26	165,000	171,998
Eastman Chemical Co. sr. unsec. notes 3.80%,
3/15/25	90,000	93,558
Georgia-Pacific, LLC sr. unsec.
unsub. notes 7.75%, 11/15/29	135,000	189,760
Glencore Finance Canada, Ltd. 144A company
guaranty sr. unsec. unsub. notes 6.00%, 11/15/41
(Canada)	5,000	5,825
Glencore Funding, LLC 144A company
guaranty sr. unsec. unsub. notes 4.625%, 4/29/24	81,000	85,520
Glencore Funding, LLC 144A company
guaranty sr. unsec. unsub. notes 4.00%, 4/16/25	54,000	54,542
International Paper Co. sr. unsec. notes 8.70%,
6/15/38	10,000	15,125
Sherwin-Williams Co. (The) sr. unsec.
unsub. bonds 3.45%, 6/1/27	115,000	116,840
Steel Dynamics, Inc. 144A company
guaranty sr. unsec. notes 4.125%, 9/15/25	110,000	110,413
Westlake Chemical Corp. company
guaranty sr. unsec. unsub. bonds 4.375%,
11/15/47	15,000	15,578
Westlake Chemical Corp. company
guaranty sr. unsec. unsub. notes 3.60%, 8/15/26	150,000	150,866
WestRock MWV, LLC company guaranty sr. unsec.
unsub. notes 8.20%, 1/15/30	140,000	196,821
WestRock MWV, LLC company guaranty sr. unsec.
unsub. notes 7.95%, 2/15/31	10,000	14,062
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%,
3/15/32 R	82,000	113,265
		1,409,300
Capital goods (0.4%)
Johnson Controls International PLC sr. unsec.
unsub. bonds 4.50%, 2/15/47	115,000	126,338
L3 Technologies, Inc. company guaranty sr. unsec.
bonds 3.85%, 12/15/26	10,000	10,283
Legrand France SA sr. unsec. unsub. notes 8.50%,
2/15/25 (France)	104,000	134,442
Medtronic, Inc. company guaranty sr. unsec.
sub. notes 4.375%, 3/15/35	15,000	16,910
Northrop Grumman Systems Corp. company
guaranty sr. unsec. unsub. notes 7.875%, 3/1/26	30,000	39,193
Rockwell Collins, Inc. sr. unsec. bonds 4.35%,
4/15/47	193,000	209,611
United Technologies Corp. sr. unsec.
unsub. notes 5.70%, 4/15/40	15,000	19,097
		555,874
Communication services (1.2%)
American Tower Corp. sr. unsec. notes 4.00%,
6/1/25 R	20,000	20,724
American Tower Corp. sr. unsec.
unsub. bonds 3.55%, 7/15/27 R	65,000	64,525
American Tower Corp. sr. unsec.
unsub. bonds 3.375%, 10/15/26 R	75,000	73,686
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	12,000	11,737
AT&T, Inc. sr. unsec. unsub. notes 4.25%, 3/1/27	180,000	183,495
CC Holdings GS V, LLC/Crown Castle GS III Corp.
company guaranty sr. notes 3.849%, 4/15/23	30,000	30,951

CORPORATE BONDS
AND NOTES (15.1%)* cont.	Principal amount	Value

Communication services cont.
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company
guaranty sr. sub. bonds 6.484%, 10/23/45	$101,000	$117,759
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company
guaranty sr. sub. notes 4.908%, 7/23/25	38,000	40,401
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company
guaranty sr. sub. bonds 5.375%, 5/1/47	74,000	75,876
Comcast Cable Communications Holdings, Inc.
company guaranty sr. unsec. notes 9.455%,
11/15/22	25,000	32,664
Comcast Corp. company guaranty sr. unsec.
unsub. bonds 3.999%, 11/1/49	76,000	77,826
Comcast Corp. company guaranty sr. unsec.
unsub. notes 6.50%, 11/15/35	27,000	36,469
Comcast Corp. company guaranty sr. unsec.
unsub. notes 3.15%, 3/1/26	135,000	136,002
Cox Communications, Inc. 144A sr. unsec.
bonds 3.50%, 8/15/27	95,000	93,703
Crown Castle International Corp. sr. unsec.
bonds 3.65%, 9/1/27 R	85,000	84,792
Crown Castle International Corp. sr. unsec.
notes 4.875%, 4/15/22 R	10,000	10,743
Crown Castle International Corp. sr. unsec.
notes 4.75%, 5/15/47 R	25,000	26,317
Crown Castle Towers, LLC 144A company
guaranty sr. notes 4.883%, 8/15/20	105,000	109,816
Koninklijke KPN NV sr. unsec.
unsub. bonds 8.375%, 10/1/30 (Netherlands)	10,000	13,737
Rogers Communications, Inc. company
guaranty sr. unsec. bonds 8.75%, 5/1/32 (Canada)	10,000	14,504
Rogers Communications, Inc. company
guaranty sr. unsec. unsub. notes 4.50%, 3/15/43
(Canada)	35,000	37,467
Telecom Italia SpA 144A sr. unsec. notes 5.303%,
5/30/24 (Italy)	200,000	213,500
Telefonica Emisiones SAU company
guaranty sr. unsec. unsub. notes 7.045%, 6/20/36
(Spain)	10,000	13,380
Verizon Communications, Inc. sr. unsec.
unsub. notes 4.522%, 9/15/48	40,000	39,386
Verizon Communications, Inc. sr. unsec.
unsub. notes 4.125%, 3/16/27	60,000	62,563
Videotron, Ltd./Videotron Ltee. 144A sr. unsec.
notes 5.125%, 4/15/27 (Canada)	80,000	83,600
		1,705,623
Conglomerates (0.1%)
General Electric Co. jr. unsec. sub. FRB Ser. D,
5.00%, perpetual maturity	182,000	187,915
		187,915
Consumer cyclicals (1.9%)
21st Century Fox America, Inc. company
guaranty sr. unsec. notes 7.85%, 3/1/39	25,000	38,206
21st Century Fox America, Inc. company
guaranty sr. unsec. notes 7.75%, 1/20/24	135,000	167,025
Alimentation Couche-Tard, Inc. 144A company
guaranty sr. unsec. notes 3.55%, 7/26/27
(Canada)	80,000	79,929
Amazon.com, Inc. 144A sr. unsec. bonds 4.05%,
8/22/47	115,000	123,937

Putnam VT George Putnam Balanced Fund 7

CORPORATE BONDS
AND NOTES (15.1%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Amazon.com, Inc. 144A sr. unsec. notes 3.15%,
8/22/27	$95,000	$95,143
Autonation, Inc. company guaranty sr. unsec.
notes 4.50%, 10/1/25	30,000	31,397
Autonation, Inc. company guaranty sr. unsec.
unsub. notes 5.50%, 2/1/20	92,000	97,105
CBS Corp. company guaranty sr. unsec.
unsub. bonds 2.90%, 1/15/27	64,000	59,779
CBS Corp. company guaranty sr. unsec.
unsub. notes 4.60%, 1/15/45	125,000	127,452
CBS Corp. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/26	24,000	24,528
Dollar General Corp. sr. unsec. sub. notes 3.25%,
4/15/23	60,000	60,809
Ecolab, Inc. 144A sr. unsec. unsub. bonds 3.25%,
12/1/27	175,000	175,093
Expedia, Inc. company guaranty sr. unsec.
unsub. notes 5.00%, 2/15/26	5,000	5,347
Ford Motor Co. sr. unsec. unsub. notes 4.346%,
12/8/26	100,000	104,258
General Motors Financial Co., Inc. company
guaranty sr. unsec. notes 4.00%, 10/6/26	35,000	35,596
General Motors Financial Co., Inc. company
guaranty sr. unsec. unsub. notes 4.30%, 7/13/25	47,000	48,978
Grupo Televisa SAB sr. unsec.
unsub. bonds 6.625%, 1/15/40 (Mexico)	90,000	110,690
Hilton Domestic Operating Co., Inc. company
guaranty sr. unsec. sub. notes 4.25%, 9/1/24	20,000	20,200
Hilton Worldwide Finance, LLC/Hilton Worldwide
Finance Corp. company guaranty sr. unsec.
notes 4.875%, 4/1/27	135,000	141,244
Host Hotels & Resorts LP sr. unsec.
unsub. notes 6.00%, 10/1/21 R	48,000	52,766
Host Hotels & Resorts LP sr. unsec.
unsub. notes 5.25%, 3/15/22 R	22,000	23,689
Hyatt Hotels Corp. sr. unsec.
unsub. notes 3.375%, 7/15/23	30,000	30,613
IHS Markit, Ltd. 144A company
guaranty notes 4.75%, 2/15/25 (United Kingdom)	145,000	153,156
IHS Markit, Ltd. 144A company guaranty sr. unsec.
notes 4.00%, 3/1/26 (United Kingdom)	37,000	37,093
Lear Corp. sr. unsec. unsub. bonds 3.80%, 9/15/27	90,000	90,077
Moody’s Corp. 144A sr. unsec. bonds 3.25%, 1/15/28	60,000	59,316
NVR, Inc. sr. unsec. notes 3.95%, 9/15/22	65,000	68,031
O’Reilly Automotive, Inc. company
guaranty sr. unsec. notes 3.85%, 6/15/23	25,000	26,162
O’Reilly Automotive, Inc. company
guaranty sr. unsec. sub. notes 3.55%, 3/15/26	45,000	45,464
Omnicom Group, Inc. company guaranty sr. unsec.
unsub. notes 3.60%, 4/15/26	55,000	55,642
Priceline Group, Inc. (The) sr. unsec.
notes 3.65%, 3/15/25	16,000	16,262
QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	50,000	52,542
S&P Global, Inc. company guaranty sr. unsec.
unsub. notes 4.40%, 2/15/26	52,000	56,342
Sirius XM Radio, Inc. 144A sr. unsec.
bonds 5.00%, 8/1/27	125,000	125,000
Standard Industries, Inc. 144A sr. unsec.
notes 5.00%, 2/15/27	130,000	132,925

CORPORATE BONDS
AND NOTES (15.1%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Vulcan Materials Co. sr. unsec.
unsub. notes 4.50%, 4/1/25	$20,000	$21,268
Wyndham Worldwide Corp. sr. unsec.
unsub. bonds 4.50%, 4/1/27	60,000	60,970
		2,654,034
Consumer staples (1.2%)
Anheuser-Busch InBev Finance, Inc. company
guaranty sr. unsec. unsub. bonds 4.90%, 2/1/46	221,000	256,137
Anheuser-Busch InBev Finance, Inc. company
guaranty sr. unsec. unsub. bonds 3.65%, 2/1/26	25,000	25,799
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	200,000	203,000
CVS Pass-Through Trust 144A sr. mtge.
notes 7.507%, 1/10/32	140,755	172,508
CVS Pass-Through Trust 144A sr. mtge.
notes 4.704%, 1/10/36	13,326	14,132
Diageo Investment Corp. company
guaranty sr. unsec. notes 8.00%, 9/15/22	74,000	90,816
ERAC USA Finance, LLC 144A company
guaranty sr. unsec. notes 7.00%, 10/15/37	150,000	200,587
ERAC USA Finance, LLC 144A company
guaranty sr. unsec. notes 5.625%, 3/15/42	85,000	100,368
Kraft Heinz Co. (The) company guaranty sr. unsec.
bonds 4.375%, 6/1/46	120,000	118,866
Kraft Heinz Co. (The) company guaranty sr. unsec.
notes Ser. 144A, 6.875%, 1/26/39	55,000	72,402
Kraft Heinz Co. (The) company guaranty sr. unsec.
unsub. notes 6.50%, 2/9/40	5,000	6,341
Lamb Weston Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 4.875%, 11/1/26	120,000	125,400
McDonald’s Corp. sr. unsec. unsub. notes 5.70%,
2/1/39	90,000	113,521
McDonald’s Corp. sr. unsec.
unsub. notes Ser. MTN, 6.30%, 3/1/38	75,000	99,704
Newell Brands, Inc. sr. unsec.
unsub. notes 4.20%, 4/1/26	105,000	109,663
Walgreens Boots Alliance, Inc. sr. unsec.
bonds 3.45%, 6/1/26	80,000	79,108
		1,788,352
Energy (1.3%)
BP Capital Markets PLC company
guaranty sr. unsec. bonds 3.119%, 5/4/26
(United Kingdom)	70,000	70,513
Canadian Natural Resources, Ltd. sr. unsec.
unsub. bonds 3.85%, 6/1/27 (Canada)	50,000	51,066
Cenovus Energy, Inc. sr. unsec. bonds 6.75%,
11/15/39 (Canada)	51,000	60,881
Cenovus Energy, Inc. sr. unsec. notes 4.25%,
4/15/27 (Canada)	80,000	79,807
Cheniere Corpus Christi Holdings, LLC company
guaranty sr. notes 5.125%, 6/30/27	65,000	67,236
Concho Resources, Inc. company
guaranty sr. unsec. notes 3.75%, 10/1/27	135,000	136,763
Devon Energy Corp. sr. unsec. unsub. notes 3.25%,
5/15/22	28,000	28,481
Energy Transfer Partners LP jr. unsec. sub. FRB
Ser. B, 6.625%, perpetual maturity	257,000	249,611
EOG Resources, Inc. sr. unsec.
unsub. notes 5.625%, 6/1/19	30,000	31,389
EQT Corp. sr. unsec. unsub. notes 3.90%, 10/1/27	110,000	109,355
Hess Corp. sr. unsec. unsub. notes 7.30%, 8/15/31	55,000	66,702

8 Putnam VT George Putnam Balanced Fund

CORPORATE BONDS
AND NOTES (15.1%)* cont.	Principal amount	Value

Energy cont.
Marathon Petroleum Corp. sr. unsec.
unsub. notes 6.50%, 3/1/41	$25,000	$31,334
Petroleos Mexicanos company guaranty sr. unsec.
unsub. notes 4.50%, 1/23/26 (Mexico)	39,000	38,930
Philips 66 Partners LP sr. unsec. bonds 3.75%,
3/1/28	92,000	92,042
Sabine Pass Liquefaction, LLC sr. bonds 4.20%,
3/15/28	30,000	30,353
Sabine Pass Liquefaction, LLC sr. notes 5.00%,
3/15/27	135,000	144,865
Statoil ASA company guaranty sr. unsec.
notes 5.10%, 8/17/40 (Norway)	70,000	84,399
Targa Resources Partners LP/Targa Resources
Partners Finance Corp. 144A company
guaranty sr. unsec. unsub. bonds 5.00%, 1/15/28	65,000	64,838
Tosco Corp. company guaranty sr. unsec.
notes 8.125%, 2/15/30	72,000	102,345
Transcanada Trust company guaranty jr. unsec.
sub. FRB 5.30%, 3/15/77 (Canada)	135,000	139,219
Valero Energy Partners LP sr. unsec.
unsub. notes 4.375%, 12/15/26	21,000	21,949
Williams Partners LP sr. unsec. sub. notes 4.30%,
3/4/24	107,000	111,824
Williams Partners LP sr. unsec. sub. notes 3.60%,
3/15/22	25,000	25,573
Williams Partners LP/ACMP Finance Corp.
sr. unsec. sub. notes 4.875%, 3/15/24	35,000	36,575
		1,876,050
Financials (5.0%)
Aflac, Inc. sr. unsec. notes 6.45%, 8/15/40	14,000	19,197
Air Lease Corp. sr. unsec. unsub. notes 3.625%,
4/1/27	25,000	24,980
Air Lease Corp. sr. unsec. unsub. notes 3.00%,
9/15/23	115,000	114,109
Ally Financial, Inc. sub. unsec. notes 5.75%,
11/20/25	75,000	81,750
American International Group, Inc. jr. unsec.
sub. FRB 8.175%, 5/15/58	114,000	155,040
Aon PLC company guaranty sr. unsec.
unsub. notes 4.25%, 12/12/42	200,000	202,440
Aviation Capital Group, LLC 144A sr. unsec.
unsub. notes 7.125%, 10/15/20	35,000	39,011
AXA SA 144A jr. unsec. sub. FRN 6.463%, perpetual
maturity (France)	75,000	76,500
Bank of America Corp. jr. unsec. sub. FRN
Ser. AA, 6.10%, perpetual maturity	32,000	35,120
Bank of America Corp. unsec. sub. notes 6.11%,
1/29/37	150,000	190,923
Bank of Montreal unsec. sub. FRN 3.803%, 12/15/32
(Canada)	40,000	39,545
Barclays Bank PLC 144A unsec. sub. notes 10.179%,
6/12/21 (United Kingdom)	80,000	97,322
Berkshire Hathaway Finance Corp. company
guaranty sr. unsec. notes 4.30%, 5/15/43	73,000	81,428
BGC Partners, Inc. sr. unsec. notes 5.125%,
5/27/21	10,000	10,508
BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24
(France)	200,000	216,476
Cantor Fitzgerald LP 144A unsec. notes 6.50%,
6/17/22	110,000	121,940
Capital One Financial Corp. unsec.
sub. notes 4.20%, 10/29/25	80,000	82,306

CORPORATE BONDS
AND NOTES (15.1%)* cont.	Principal amount	Value

Financials cont.
CBRE Services, Inc. company guaranty sr. unsec.
notes 5.25%, 3/15/25	$27,000	$29,698
CBRE Services, Inc. company guaranty sr. unsec.
unsub. notes 4.875%, 3/1/26	73,000	79,090
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	245,000	270,076
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	70,000	74,109
Citigroup, Inc. unsec. sub. bonds 4.125%, 7/25/28	40,000	41,226
CNO Financial Group, Inc. sr. unsec.
unsub. notes 5.25%, 5/30/25	40,000	42,200
Cooperatieve Rabobank UA 144A jr. unsec. sub. FRN
11.00%, perpetual maturity (Netherlands)	150,000	167,625
Credit Suisse Group AG 144A sr. unsec.
bonds 4.282%, 1/9/28 (Switzerland)	280,000	291,928
Duke Realty LP company guaranty sr. unsec.
unsub. notes 4.375%, 6/15/22 R	122,000	129,286
Fairfax US, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 8/13/24	35,000	36,471
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%,
perpetual maturity	29,000	29,435
Goldman Sachs Group, Inc. (The) sr. unsec.
unsub. notes 3.85%, 1/26/27	240,000	246,398
Hartford Financial Services Group, Inc. (The)
sr. unsec. unsub. notes 6.625%, 3/30/40	238,000	331,057
Healthcare Realty Trust, Inc. sr. unsec.
unsub. notes 3.875%, 5/1/25 R	60,000	60,793
Hospitality Properties Trust sr. unsec.
unsub. notes 4.50%, 3/15/25 R	30,000	31,138
HSBC Holdings PLC unsec. sub. notes 6.50%, 5/2/36
(United Kingdom)	200,000	261,391
ING Bank NV 144A unsec. sub. notes 5.80%, 9/25/23
(Netherlands)	200,000	224,322
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. Q,
5.15%, perpetual maturity	26,000	26,879
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. Z,
5.30%, perpetual maturity	120,000	124,452
JPMorgan Chase & Co. sr. unsec. unsub. FRB
3.964%, 11/15/48	355,000	366,547
KKR Group Finance Co., LLC 144A company
guaranty sr. unsec. unsub. notes 6.375%, 9/29/20	60,000	65,954
Liberty Mutual Group, Inc. 144A company
guaranty jr. unsec. sub. bonds 7.80%, 3/15/37	26,000	33,098
Liberty Mutual Insurance Co. 144A unsec.
sub. notes 7.697%, 10/15/97	100,000	146,561
Massachusetts Mutual Life Insurance Co. 144A
unsec. sub. notes 8.875%, 6/1/39	155,000	256,861
MetLife Capital Trust IV 144A jr. unsec.
sub. notes 7.875%, 12/15/37	400,000	533,000
Mid-America Apartments LP sr. unsec. notes 4.30%,
10/15/23 R	30,000	31,629
Neuberger Berman Group, LLC/Neuberger Berman
Finance Corp. 144A sr. unsec. notes 4.875%,
4/15/45	35,000	35,643
OneAmerica Financial Partners, Inc. 144A
sr. unsec. notes 7.00%, 10/15/33	56,000	71,755
Prudential Financial, Inc. jr. unsec. sub. FRN
5.625%, 6/15/43	35,000	38,150
Prudential Financial, Inc. jr. unsec. sub. FRN
5.20%, 3/15/44	137,000	146,076
Prudential Financial, Inc. sr. unsec.
notes 6.625%, 6/21/40	35,000	49,373

Putnam VT George Putnam Balanced Fund 9

CORPORATE BONDS
AND NOTES (15.1%)* cont.	Principal amount	Value

Financials cont.
Royal Bank of Canada unsec. sub. notes Ser. GMTN,
4.65%, 1/27/26 (Canada)	$45,000	$48,493
Santander UK PLC 144A unsec. sub. notes 5.00%,
11/7/23 (United Kingdom)	265,000	283,356
Teachers Insurance & Annuity Association
of America 144A unsec. sub. notes 6.85%,
12/16/39	40,000	56,514
Toronto-Dominion Bank (The) unsec. sub. FRB
3.625%, 9/15/31 (Canada)	68,000	67,825
UBS AG unsec. sub. notes 5.125%, 5/15/24
(Switzerland)	360,000	380,394
VEREIT Operating Partnership LP company
guaranty sr. unsec. notes 4.60%, 2/6/24 R	90,000	94,112
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U,
5.875%, perpetual maturity	65,000	71,825
Willis Towers Watson PLC company
guaranty sr. unsec. unsub. notes 5.75%, 3/15/21	110,000	119,698
WP Carey, Inc. sr. unsec. unsub. notes 4.60%,
4/1/24 R	135,000	141,169
		7,124,202
Government (0.4%)
International Bank for Reconstruction &
Development sr. unsec. unsub. bonds 7.625%,
1/19/23 (Supra-Nation)	500,000	622,735
		622,735
Health care (0.6%)
AbbVie, Inc. sr. unsec. notes 3.60%, 5/14/25	10,000	10,281
Allergan Funding SCS company guaranty sr. unsec.
notes 4.75%, 3/15/45 (Luxembourg)	4,000	4,258
Allergan Funding SCS company guaranty sr. unsec.
notes 3.45%, 3/15/22 (Luxembourg)	5,000	5,080
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	83,000	92,836
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26	42,000	40,216
Anthem, Inc. sr. unsec. unsub. notes 4.625%,
5/15/42	30,000	32,685
Becton Dickinson and Co. sr. unsec.
unsub. bonds 4.669%, 6/6/47	129,000	139,669
Becton Dickinson and Co. sr. unsec.
unsub. bonds 3.70%, 6/6/27	111,000	111,856
HCA, Inc. company guaranty sr. bonds 5.25%,
6/15/26	55,000	58,300
HCA, Inc. company guaranty sr. sub. bonds 5.50%,
6/15/47	30,000	29,925
HCA, Inc. company guaranty sr. sub. notes 5.00%,
3/15/24	10,000	10,400
Omega Healthcare Investors, Inc. company
guaranty sr. unsec. notes 4.50%, 4/1/27 R	20,000	19,475
Omega Healthcare Investors, Inc. company
guaranty sr. unsec. unsub. notes 4.95%, 4/1/24 R	70,000	73,128
Service Corp International sr. unsec.
notes 4.625%, 12/15/27	30,000	30,439
Shire Acquisitions Investments Ireland DAC
company guaranty sr. unsec. unsub. notes 3.20%,
9/23/26 (Ireland)	100,000	97,738
Shire Acquisitions Investments Ireland DAC
company guaranty sr. unsec. unsub. notes 2.875%,
9/23/23 (Ireland)	70,000	68,815
UnitedHealth Group, Inc. sr. unsec.
unsub. notes 4.625%, 11/15/41	34,000	38,712
		863,813

CORPORATE BONDS
AND NOTES (15.1%)* cont.	Principal amount	Value

Technology (0.5%)
Apple, Inc. sr. unsec. unsub. notes 4.375%,
5/13/45	$65,000	$73,227
Broadcom Corp./Broadcom Cayman Finance,
Ltd. 144A company guaranty sr. unsec. unsub.
notes 3.875%, 1/15/27	158,000	155,479
Diamond 1 Finance Corp./Diamond 2 Finance Corp.
144A sr. bonds 8.35%, 7/15/46	28,000	36,079
Diamond 1 Finance Corp./Diamond 2 Finance Corp.
144A sr. notes 5.45%, 6/15/23	129,000	139,402
Jabil Circuit, Inc. sr. unsec. sub. notes 8.25%,
3/15/18	20,000	20,269
Microsoft Corp. sr. unsec. unsub. bonds 2.40%,
8/8/26	95,000	91,615
Oracle Corp. sr. unsec. unsub. notes 3.25%,
11/15/27	92,000	93,391
Oracle Corp. sr. unsec. unsub. notes 2.65%,
7/15/26	113,000	110,169
VMware, Inc. sr. unsec. notes 3.90%, 8/21/27	60,000	60,569
		780,200
Transportation (0.3%)
Burlington Northern Santa Fe, LLC sr. unsec.
notes 5.40%, 6/1/41	85,000	106,239
Burlington Northern Santa Fe, LLC sr. unsec.
unsub. notes 5.75%, 5/1/40	40,000	52,084
Continental Airlines, Inc. Pass-Through Trust
pass-through certificates Ser. 97-4, Class A,
6.90%, 1/2/18	667	667
Norfolk Southern Corp. 144A sr. unsec.
unsub. bonds 4.05%, 8/15/52	79,000	81,881
Penske Truck Leasing Co. LP/PTL Finance Corp.
144A sr. unsec. bonds 3.40%, 11/15/26	56,000	55,293
Southwest Airlines Co. Pass Through Trust
pass-through certificates Ser. 07-1, Class A,
6.15%, 8/1/22	72,055	78,027
United Airlines, Inc. Pass-Through Trust
pass-through certificates Ser. 14-2, Class A,
3.75%, 9/3/26	17,706	18,153
		392,344
Utilities and power (1.2%)
AES Corp./Virginia (The) sr. unsec.
unsub. bonds 5.125%, 9/1/27	60,000	63,000
Appalachian Power Co. sr. unsec.
unsub. notes Ser. L, 5.80%, 10/1/35	55,000	67,564
Commonwealth Edison Co. sr. mtge. bonds 5.875%,
2/1/33	15,000	18,816
Consolidated Edison Co. of New York, Inc.
sr. unsec. unsub. notes 4.20%, 3/15/42	35,000	38,003
El Paso Natural Gas Co., LLC company
guaranty sr. unsec. unsub. notes 8.375%, 6/15/32	75,000	98,429
Emera US Finance LP company guaranty sr. unsec.
notes 3.55%, 6/15/26	45,000	45,129
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%,
12/1/26 (Canada)	55,000	57,510
Energy Transfer Partners LP sr. unsec.
unsub. notes 7.60%, 2/1/24	30,000	34,657
Energy Transfer Partners LP sr. unsec.
unsub. notes 6.50%, 2/1/42	50,000	56,469
Energy Transfer Partners LP sr. unsec.
unsub. notes 5.20%, 2/1/22	35,000	37,309
FirstEnergy Corp. sr. unsec. unsub. bonds Ser. B,
3.90%, 7/15/27	4,000	4,099

10 Putnam VT George Putnam Balanced Fund

CORPORATE BONDS
AND NOTES (15.1%)* cont.	Principal amount	Value

Utilities and power cont.
FirstEnergy Corp. sr. unsec. unsub. bonds Ser. C,
4.85%, 7/15/47	$6,000	$6,696
FirstEnergy Transmission, LLC 144A sr. unsec.
unsub. notes 5.45%, 7/15/44	140,000	166,295
Iberdrola International BV company guaranty
sr. unsec. unsub. bonds 6.75%, 7/15/36 (Spain)	30,000	39,581
IPALCO Enterprises, Inc. 144A sr. notes 3.70%, 9/1/24	35,000	34,968
Kinder Morgan Energy Partners LP company
guaranty sr. unsec. notes 5.40%, 9/1/44	16,000	16,916
Kinder Morgan Energy Partners LP company
guaranty sr. unsec. notes 3.50%, 3/1/21	40,000	40,766
Kinder Morgan, Inc. company guaranty sr. unsec.
unsub. notes 3.15%, 1/15/23	70,000	69,574
MidAmerican Funding, LLC sr. bonds 6.927%, 3/1/29	10,000	13,484
NextEra Energy Capital Holdings, Inc. company
guaranty jr. unsec. sub. FRB 4.80%, 12/1/77	90,000	90,225
Oncor Electric Delivery Co., LLC sr. notes 7.00%,
9/1/22	55,000	64,989
Oncor Electric Delivery Co., LLC sr. notes 4.10%,
6/1/22	60,000	63,198
Puget Sound Energy, Inc. jr. unsec. sub. FRB
Ser. A, BBA LIBOR USD 3 Month + 2.53%, 4.011%,
6/1/67	99,000	97,144
Texas-New Mexico Power Co. 144A 1st
sr. bonds Ser. A, 9.50%, 4/1/19	135,000	145,835
WEC Energy Group jr. unsec. sub. FRN BBA LIBOR
USD 3 Month + 2.11%, 3.528%, 5/15/67	300,000	290,094
		1,660,750

Total corporate bonds and notes (cost $20,183,428)		$21,621,192

MORTGAGE-BACKED SECURITIES (0.8%)*	Principal amount	Value
Bellemeade Re, Ltd. 144A FRB Ser. 17-1, Class M1,
1 Month US LIBOR + 1.70%, 3.252%, 10/25/27
(Bermuda)	$91,336	$91,564
Citigroup Commercial Mortgage Trust
Ser. 14-GC21, Class C, 4.78%, 5/10/47 W	124,000	124,663
Ser. 14-GC21, Class AS, 4.026%, 5/10/47	93,000	96,393
COMM Mortgage Trust
FRB Ser. 14-UBS6, Class C, 4.465%, 12/10/47 W	68,000	68,082
Ser. 13-CR13, Class AM, 4.449%, 11/12/46 W	100,000	106,724
Federal National Mortgage Association Connecticut
Avenue Securities FRB Ser. 16-C05, Class 2M1, 1
Month US LIBOR + 1.35%, 2.902%, 1/25/29	16,825	16,917
FIRSTPLUS Home Loan Owner Trust Ser. 97-3,
Class B1, 7.79%, 11/10/23 (In default) †	14,822	1
GS Mortgage Securities Trust FRB Ser. 14-GC22,
Class C, 4.646%, 6/10/47 W	159,000	163,821
GS Mortgage Securities Trust 144A FRB
Ser. 11-GC5, Class C, 5.398%, 8/10/44 W	100,000	105,550
LB Commercial Mortgage Trust 144A Ser. 99-C1,
Class G, 6.41%, 6/15/31	7,832	7,877
Morgan Stanley Capital I Trust 144A FRB
Ser. 12-C4, Class D, 5.421%, 3/15/45 W	217,000	207,923
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A,
Class E, 8.00%, 12/28/38	217,209	12,087
WF-RBS Commercial Mortgage Trust
Ser. 14-C19, Class C, 4.646%, 3/15/47 W	24,000	25,057
Ser. 13-UBS1, Class AS, 4.306%, 3/15/46 W	101,000	106,140
WF-RBS Commercial Mortgage Trust 144A FRB
Ser. 11-C3, Class D, 5.64%, 3/15/44 W	82,000	80,209
Total mortgage-backed securities (cost $1,322,134)		$1,213,008

MUNICIPAL BONDS AND NOTES (0.1%)*	Principal amount	Value

CA State G.O. Bonds (Build America Bonds),
7.50%, 4/1/34	$30,000	$44,520
North TX, Tollway Auth. Rev. Bonds
(Build America Bonds), 6.718%, 1/1/49	55,000	83,924
OH State U. Rev. Bonds (Build America Bonds),
4.91%, 6/1/40	40,000	48,597
Total municipal bonds and notes (cost $125,181)		$177,041

CONVERTIBLE PREFERRED STOCKS (0.1%)*	Shares	Value
Oportun Financial Corp. Ser. A-1, zero % cv. pfd.
(acquired 6/23/15, cost $117) (Private) † ∆∆ F	41	$99
Oportun Financial Corp. Ser. B-1, zero % cv. pfd.
(acquired 6/23/15, cost $2,211) (Private) † ∆∆ F	702	1,873
Oportun Financial Corp. Ser. C-1, zero % cv. pfd.
(acquired 6/23/15, cost $5,197) (Private) † ∆∆ F	1,021	4,402
Oportun Financial Corp. Ser. D-1, zero % cv. pfd.
(acquired 6/23/15, cost $7,538) (Private) † ∆∆ F	1,481	6,386
Oportun Financial Corp. Ser. E-1, zero % cv. pfd.
(acquired 6/23/15, cost $4,227) (Private) † ∆∆ F	770	3,581
Oportun Financial Corp. Ser. F, zero % cv. pfd.
(acquired 6/23/15, cost $12,764) (Private) † ∆∆ F	1,662	10,813
Oportun Financial Corp. Ser. F-1, zero % cv. pfd.
(acquired 6/23/15, cost $35,793) (Private) † ∆∆ F	12,559	30,321
Oportun Financial Corp. Ser. G, zero % cv. pfd.
(acquired 6/23/15, cost $45,261) (Private) † ∆∆ F	15,881	38,342
Oportun Financial Corp. Ser. H, 8.00% cv. pfd.
(acquired 2/6/15, cost $72,763) (Private) † ∆∆ F	25,555	61,639
Total convertible preferred stocks (cost $185,871)		$157,456

PURCHASED OPTIONS
OUTSTANDING (0.0%)*	Expiration date/	Notional	Contract
Counterparty	Strike price	amount	amount	Value

Credit Suisse International
General Electric
Co. (Call)	Jun-18/22.00	950,240	$54,455	$8,991
Total purchased options outstanding (cost $19,604)				$8,991

SHORT-TERM INVESTMENTS (10.5%)	Shares	Value
Putnam Short Term Investment Fund 1.45% L	13,748,601	$13,748,601
Putnam Cash Collateral Pool, LLC 1.55% [d]	1,262,000	1,262,000
Total short-term investments (cost $15,010,601)		$15,010,601

Total investments (cost $150,160,473)		$165,385,901

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
DAC	Designated Activity Company
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
MTN	Medium Term Notes
TBA	To Be Announced Commitments

Putnam VT George Putnam Balanced Fund 11

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2017 through December 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $143,313,153.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $193,350, or 0.1% of net assets.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $11,411,244 to cover certain derivative contracts and delayed delivery securities.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 12/31/17 (aggregate face value $5,989,876)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Canadian Dollar	Sell	1/17/18	$324,752	$326,859	$2,107
Barclays Bank PLC
	Canadian Dollar	Sell	1/17/18	439,502	442,389	2,887
Citibank, N.A.
	British Pound	Sell	3/21/18	749,894	750,214	320
	Euro	Sell	3/21/18	1,074,627	1,069,106	(5,521)
Credit Suisse International
	British Pound	Buy	3/21/18	749,894	750,966	(1,072)
	British Pound	Sell	3/21/18	749,894	750,656	762
Goldman Sachs International
	Japanese Yen	Sell	2/22/18	408,834	404,557	(4,277)
JPMorgan Chase Bank N.A.
	Canadian Dollar	Sell	1/17/18	304,222	306,166	1,944
State Street Bank and Trust Co.
	Canadian Dollar	Sell	1/17/18	456,612	459,735	3,123
	Israeli Shekel	Sell	1/17/18	249,205	248,566	(639)
UBS AG
	Australian Dollar	Sell	1/17/18	238,366	238,999	633
	Euro	Sell	3/21/18	227,341	225,402	(1,939)
WestPac Banking Corp.
	Canadian Dollar	Sell	1/17/18	16,154	16,261	107
Unrealized appreciation						11,883
Unrealized (depreciation)						(13,448)
Total						$(1,565)

* The exchange currency for all contracts listed is the United States Dollar.

12 Putnam VT George Putnam Balanced Fund

WRITTEN OPTIONS
OUTSTANDING at	Expiration
12/31/17	date/strike	Notional	Contract
(premiums $7,624)	price	amount	amount	Value
Credit Suisse International
General Electric Co. (Call)	Jun-18/$24.00	$950,240	$54,455	$4,631
Total				$4,631

TBA SALE COMMITMENTS
OUTSTANDING at 12/31/17
(proceeds receivable	Principal	Settlement
$11,395,195)	amount	date	Value
Federal National Mortgage
Association, 4.50%, 1/1/48	$4,000,000	1/11/18	$4,255,624
Federal National Mortgage
Association, 4.00%, 1/1/48	1,000,000	1/11/18	1,045,938
Federal National Mortgage
Association, 3.50%, 1/1/48	4,000,000	1/11/18	4,108,438
Federal National Mortgage
Association, 3.00%, 1/1/48	2,000,000	1/11/18	2,000,469
Total			$11,410,469

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$3,817,128	$251,236	$—
Capital goods	6,489,115	814,741	—
Communication services	3,234,257	—	—
Conglomerates	841,599	—	—
Consumer cyclicals	9,696,497	—	—
Consumer staples	8,062,530	71,197	—
Energy	4,188,099	492,274	—
Financials	13,240,064	797,555	35,894
Health care	10,702,139	—	—
Technology	20,013,528	1,190,621	—
Transportation	630,605	—	—
Utilities and power	2,824,089	225,761	—
Total common stocks	83,739,650	3,843,385	35,894
Convertible preferred stocks	—	—	157,456
Corporate bonds and notes	—	21,621,192	—
Mortgage-backed securities	—	1,213,008	—
Municipal bonds and notes	—	177,041	—
Purchased options outstanding	—	8,991	—
U.S. government and agency mortgage obligations	—	23,772,694	—
U.S. treasury obligations	—	15,805,989	—
Short-term investments	13,748,601	1,262,000	—
Totals by level	$97,488,251	$67,704,300	$193,350

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(1,565)	$—
Written options outstanding	—	(4,631)	—
TBA sale commitments	—	(11,410,469)	—
Totals by level	$—	$(11,416,665)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Putnam VT George Putnam Balanced Fund 13

Statement of assets and liabilities
12/31/17

Assets
Investment in securities, at value, including $1,235,016 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $135,149,872)	$150,375,300
Affiliated issuers (identified cost $15,010,601) (Notes 1 and 5)	15,010,601
Foreign currency (cost $126) (Note 1)	127
Dividends, interest and other receivables	511,633
Receivable for shares of the fund sold	50,549
Receivable for investments sold	86,879
Receivable for sales of delayed delivery securities (Note 1)	9,359,722
Unrealized appreciation on forward currency contracts (Note 1)	11,883
Total assets	175,406,694

Liabilities
Payable for investments purchased	114,750
Payable for purchases of delayed delivery securities (Note 1)	18,783,420
Payable for shares of the fund repurchased	191,868
Payable for compensation of Manager (Note 2)	63,287
Payable for custodian fees (Note 2)	15,876
Payable for investor servicing fees (Note 2)	14,484
Payable for Trustee compensation and expenses (Note 2)	105,847
Payable for administrative services (Note 2)	1,464
Payable for distribution fees (Note 2)	16,289
Unrealized depreciation on forward currency contracts (Note 1)	13,448
Written options outstanding, at value (premiums $7,624) (Note 1)	4,631
TBA sale commitments, at value (proceeds receivable $11,395,195) (Note 1)	11,410,469
Collateral on securities loaned, at value (Note 1)	1,262,000
Other accrued expenses	95,708
Total liabilities	32,093,541

Net assets	$143,313,153

Represented by
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$127,420,579
Undistributed net investment income (Note 1)	979,358
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(298,632)
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	15,211,848
Total — Representing net assets applicable to capital shares outstanding	$143,313,153

Computation of net asset value Class IA
Net assets	$65,848,961
Number of shares outstanding	5,569,080
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$11.82

Computation of net asset value Class IB
Net assets	$77,464,192
Number of shares outstanding	6,577,957
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$11.78

The accompanying notes are an integral part of these financial statements.

14 Putnam VT George Putnam Balanced Fund

Statement of operations
Year ended 12/31/17

Investment income
Interest (including interest income of $131,591 from investments in affiliated issuers) (Note 5)	$1,496,024
Dividends (net of foreign tax of $9,768)	1,341,381
Securities lending (net of expenses) (Notes 1 and 5)	9,491
Total investment income	2,846,896

Expenses
Compensation of Manager (Note 2)	707,958
Investor servicing fees (Note 2)	94,505
Custodian fees (Note 2)	38,493
Trustee compensation and expenses (Note 2)	3,919
Distribution fees (Note 2)	174,751
Administrative services (Note 2)	4,129
Auditing and tax fees	85,596
Other	41,515
Total expenses	1,150,866

Expense reduction (Note 2)	(4,336)
Net expenses	1,146,530

Net investment income	1,700,366
Net realized gain on securities from unaffiliated issuers (Notes 1 and 3)	11,075,800
Net realized loss on forward currency contracts (Note 1)	(307,603)
Net realized loss on foreign currency transactions (Note 1)	(167)
Net realized gain on futures contracts (Note 1)	48,255
Net unrealized appreciation of securities in unaffiliated issuers and TBA sale commitments during the year	6,570,607
Net unrealized depreciation of forward currency contracts during the year	(99,842)
Net unrealized appreciation of assets and liabilities in foreign currencies during the year	301
Net unrealized appreciation of written options during the year	2,993
Net gain on investments	17,290,344

Net increase in net assets resulting from operations	$18,990,710

Statement of changes in net assets
	Year ended	Year ended
	12/31/17	12/31/16
Increase (decrease) in net assets
Operations:
Net investment income	$1,700,366	$1,922,146
Net realized gain on investments and foreign currency transactions	10,816,285	3,699,936
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	6,474,059	4,138,927
Net increase (decrease) in net assets resulting from operations	18,990,710	9,761,009
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(1,178,815)	(1,324,359)
Class IB	(1,021,685)	(1,070,801)
Increase (decrease) from capital share transactions (Note 4)	1,764,662	(12,838,049)
Total increase (decrease) in net assets	18,554,872	(5,472,200)
Net assets:
Beginning of year	124,758,281	130,230,481
End of year (including undistributed net investment income of $979,358 and $1,857,677, respectively)	$143,313,153	$124,758,281

The accompanying notes are an integral part of these financial statements.

Putnam VT George Putnam Balanced Fund 15

Financial highlights (For a common share outstanding throughout the period)
					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss) [a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class IA
12/31/17	$10.44	.15	1.43	1.58	(.20)	(.20)	$11.82	15.29	$65,849.72		1.39	191[e]
12/31/16	9.83	.16	.65	.81	(.20)	(.20)	10.44	8.40	64,354	.73[g]	1.65[g]	216[e]
12/31/15	10.12	.15	(.24)	(.09)	(.20)	(.20)	9.83	(.96)	67,397.72		1.45	223[e]
12/31/14	9.29	.15	.85	1.00	(.17)	(.17)	10.12	10.93	78,207.73		1.56	215[e]
12/31/13	8.00	.15	1.31	1.46	(.17)	(.17)	9.29	18.46	83,435.73		1.74	79[f]
Class IB
12/31/17	$10.40	.13	1.42	1.55	(.17)	(.17)	$11.78	15.08	$77,464.97		1.14	191[e]
12/31/16	9.79	.14	.64	.78	(.17)	(.17)	10.40	8.12	60,405	.98[g]	1.40[g]	216[e]
12/31/15	10.08	.12	(.24)	(.12)	(.17)	(.17)	9.79	(1.23)	62,833.97		1.20	223[e]
12/31/14	9.25	.13	.85	.98	(.15)	(.15)	10.08	10.68	76,100.98		1.31	215[e]
12/31/13	7.97	.13	1.30	1.43	(.15)	(.15)	9.25	18.09	83,799.98		1.49	79[f]

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset arrangements and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Portfolio turnover includes TBA purchase and sale commitments.

f Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %
December 31, 2013	187%

g Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2).

The accompanying notes are an integral part of these financial statements.

16 Putnam VT George Putnam Balanced Fund

Notes to financial statements 12/31/17

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2017 through December 31, 2017.

Putnam VT George Putnam Balanced Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds which produce both capital growth and current income. The fund invests mainly in a combination of bonds and common stocks (growth or value stocks or both) of large U.S. companies, with a greater focus on common stocks. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. The fund buys bonds of governments and private companies that are mostly investment-grade in quality with intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of

Putnam VT George Putnam Balanced Fund 17

the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/ accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own, and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed

18 Putnam VT George Putnam Balanced Fund

to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $10,784 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $1,262,000 and the value of securities loaned amounted to $1,235,016.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from the expiration of a capital loss carryover, from interest only securities and from partnership income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $378,185 to decrease undistributed net investment income, $22,784,010 to decrease paid-in capital and $23,162,195 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$17,278,552
Unrealized depreciation	(2,364,038)
Net unrealized appreciation	14,914,514
Undistributed ordinary income	977,790
Cost for federal income tax purposes	$139,054,722

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 33.4% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.680%	of the first $5 billion,
0.630%	of the next $5 billion,
0.580%	of the next $10 billion,
0.530%	of the next $10 billion,
0.480%	of the next $50 billion,
0.460%	of the next $50 billion,
0.450%	of the next $100 billion and
0.445%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.524% of the fund’s average net assets.

Putnam Management has contractually agreed, through April 30, 2019, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay

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a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$45,719
Class IB	48,786
Total	$94,505

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $88 under the expense offset arrangements and by $4,248 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $102, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. The expenses related to distribution fees during the reporting period are included in Distribution fees in the Statement of operations.

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of	Proceeds
	purchases	from sales
Investments in securities, including
TBA commitments (Long-term)	$263,466,625	$250,977,730
U.S. government securities
(Long-term)	—	—
Total	$263,466,625	$250,977,730

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. In certain circumstances shares may be purchased or redeemed through the delivery to the fund or receipt by the shareholders, respectively, of securities, the fair value of which is used to determine the number of shares issued or redeemed. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/17		Year ended 12/31/16		Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	140,844	$1,570,671	229,754	$2,288,244	1,592,212	$17,623,659	314,036	$3,110,668
Shares issued in connection with
reinvestment of distributions	109,657	1,178,815	136,673	1,324,359	95,218	1,021,685	110,734	1,070,801
	250,501	2,749,486	366,427	3,612,603	1,687,430	18,645,344	424,770	4,181,469
Shares repurchased	(847,263)	(9,395,024)	(1,053,544)	(10,456,594)	(918,780)	(10,235,144)	(1,030,344)	(10,175,527)
Net increase (decrease)	(596,762)	$(6,645,538)	(687,117)	$(6,843,991)	768,650	$8,410,200	(605,574)	$(5,994,058)

20 Putnam VT George Putnam Balanced Fund

Note 5 — Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares outstanding
	Fair value as of				and fair value as of
Name of affiliate	12/31/16	Purchase cost	Sale proceeds	Investment income	12/31/17
Short-term investments
Putnam Cash Collateral Pool, LLC*	$1,689,250	$32,382,364	$32,809,614	$25,558	$1,262,000
Putnam Short Term Investment
Fund**	11,832,962	33,107,953	31,192,314	131,591	13,748,601
Total Short-term investments	$13,522,212	$65,490,317	$64,001,928	$157,149	$15,010,601

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

Note 7 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$23,000
Written equity option contracts (contract amount)	$13,000
Futures contracts (number of contracts)	2
Forward currency contracts (contract amount)	$5,800,000
Warrants (number of warrants)	—*

* For the reporting period there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange contracts	Receivables	$11,883	Payables	$13,448
Equity contracts	Investments	8,991	Payables	4,631
Total		$20,874		$18,079

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as				Forward currency
hedging instruments under ASC 815	Warrants	Options	Futures	contracts	Total
Foreign exchange contracts	$—	$—	$—	$(307,603)	$(307,603)
Equity contracts	33	(18,473)	48,255	—	29,815
Total	$33	$(18,473)	$48,255	$(307,603)	$(277,788)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as		Forward currency
hedging instruments under ASC 815	Options	contracts	Total
Foreign exchange contracts	$—	$(99,842)	$(99,842)
Equity contracts	(7,620)	—	(7,620)
Total	$(7,620)	$(99,842)	$(107,462)

Putnam VT George Putnam Balanced Fund 21

Note 8 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Forward currency contracts#	$2,107	$2,887	$320	$762	$—	$1,944	$3,123	$633	$107	$11,883
Purchased options**#	—	—	—	8,991	—	—	—	—	—	8,991
Total Assets	$2,107	$2,887	$320	$9,753	$—	$1,944	$3,123	$633	$107	$20,874
Liabilities:
Forward currency contracts#	—	—	5,521	1,072	4,277	—	639	1,939	—	13,448
Written options #	—	—	—	4,631	—	—	—	—	—	4,631
Total Liabilities	$—	$—	$5,521	$5,703	$4,277	$—	$639	$1,939	$—	$18,079
Total Financial and Derivative Net Assets	$2,107	$2,887	$(5,201)	$4,050	$(4,277)	$1,944	$2,484	$(1,306)	$107	$2,795
Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net amount	$2,107	$2,887	$(5,201)	$4,050	$(4,277)	$1,944	$2,484	$(1,306)	$107
Controlled collateral received (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

22 Putnam VT George Putnam Balanced Fund	Putnam VT George Putnam Balanced Fund 23

Federal tax information (Unaudited)

The fund designated 49.65% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

24 Putnam VT George Putnam Balanced Fund

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Pulitzer Prize-winning author of ***Lords of Finance: The Bankers Who Broke the World***, whose articles on economics have appeared in such publications as the ***New York Times***, ***Foreign Affairs***, and the ***Financial Times***. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.	The Rohatyn Group, an emerging-market fund complex that manages money for institutions	
Ravi Akhoury Born 1947 Trustee since 2009	Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.	RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company	
Barbara M. Baumann Born 1955 Trustee since 2010	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.	Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Jameson A. Baxter Born 1943 Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011	President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.	None	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.	Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland	
Catharine Bond Hill Born 1954 Trustee since 2017	Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.	Director of Yale-NUS College; Alumni Fellow to the Yale Corporation	
Dr. Paul L. Joskow Born 1947 Trustee since 1997	Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Until 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance. Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT. Prior to 1998, served as Head of the Department of Economics at MIT.	Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services	
Kenneth R. Leibler Born 1949 Trustee since 2006 and Vice Chair since 2016	Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.	Eversource Corporation, which operates New England's largest energy delivery system	
Robert E. Patterson Born 1945 Trustee since 1984	Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.	None

Putnam VT George Putnam Balanced Fund 25

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2017, there were 106 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Michael J. Higgins (Born 1976)	Mark C. Trenchard (Born 1962)
Executive Vice President, Principal Executive	Vice President, Treasurer, and Clerk	Vice President and BSA Compliance Officer
Officer, and Compliance Liaison	Since 2010	Since 2002
Since 2004		Director of Operational Compliance,
	Janet C. Smith (Born 1965)	Putnam Investments and Putnam
Robert T. Burns (Born 1961)	Vice President, Principal Financial Officer,	Retail Management
Vice President and Chief Legal Officer	Principal Accounting Officer, and Assistant
Since 2011	Treasurer	Nancy E. Florek (Born 1957)
General Counsel, Putnam Investments, Putnam	Since 2007	Vice President, Director of Proxy Voting and
Management, and Putnam Retail Management	Head of Fund Administration Services,	Corporate Governance, Assistant Clerk, and
	Putnam Investments and Putnam Management	Assistant Treasurer
James F. Clark (Born 1974)		Since 2000
Vice President and Chief Compliance Officer	Susan G. Malloy (Born 1957)
Since 2016	Vice President and Assistant Treasurer	Denere P. Poulack (Born 1968)
Chief Compliance Officer, Putnam Investments	Since 2007	Assistant Vice President, Assistant Clerk,
and Putnam Management	Head of Accounting, Middle Office, & Control	and Assistant Treasurer
	Services, Putnam Investments and	Since 2004
Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

26 Putnam VT George Putnam Balanced Fund

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Putnam VT George Putnam Balanced Fund 27

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28 Putnam VT George Putnam Balanced Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Kenneth R. Leibler, Vice Chair
Boston, MA 02109	P.O. Box 8383	Liaquat Ahamed
	Boston, MA 02266-8383	Ravi Akhoury
Investment Sub-Advisor	1-800-225-1581	Barbara M. Baumann
Putnam Investments Limited		Katinka Domotorffy
16 St James’s Street	Custodian	Catharine Bond Hill
London, England SW1A 1ER	State Street Bank and Trust Company	Paul L. Joskow
Robert E. Patterson
Marketing Services	Legal Counsel	George Putnam, III
Putnam Retail Management	Ropes & Gray LLP	Robert L. Reynolds
One Post Office Square		Manoj P. Singh
Boston, MA 02109	Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT George Putnam Balanced Fund 29

This report has been prepared for the shareholders	H504
of Putnam VT George Putnam Balanced Fund.	VTAN021 309474 2/18

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2017	$71,625	$ —	$13,651	$192
December 31, 2016	$71,124	$ —	$9,305	$ —

For the fiscal years ended December 31, 2017 and December 31, 2016, the fund's independent auditor billed aggregate non-audit fees in the amounts of $396,374 and $569,058 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2017	$ —	$382,530	$ —	$ —
December 31, 2016	$ —	$559,753	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 27, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 27, 2018